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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 18, 2001


               AMERICAN EXPRESS           AMERICAN EXPRESS RECEIVABLES
                CENTURION BANK              FINANCING CORPORATION II



      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of

                  American Express Credit Account Master Trust


                Utah                 11-2869526             333-91473
          (State or Other         (I.R.S. Employer         (Commission
          Jurisdiction of          Identification          File Number)
          Incorporation or             Number)
           Organization)
                              6985 UnionPark Center
                               Midvale, Utah 84047
                                 (801) 565-5000


               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)



               Delaware              13-3854638             333-91473
           (State or Other        (I.R.S. Employer         (Commission
           Jurisdiction of         Identification         File Number)
           Incorporation or            Number)
            Organization)

                             World Financial Center
                                200 Vesey Street
                            New York, New York 10285
                                 (212) 640-4473



               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On July 18, 2001, the Registrant acquired approximately $1,208,000,000 of receivables in additional accounts from the originators. The conveyance of such receivables was effected pursuant to the Assignment No. 7 of Receivables in Additional Accounts, dated as of July 18, 2001, between the Originators and The Bank of New York, as Trustee of the Registrant. The Assignment No. 7 in Additional Accounts is attached hereto as Exhibits 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibits.

Exhibit 99.01 Assignment No. 7 of Receivables in Additional Accounts, dated as of July 18, 2001, among American Express Centurion Bank, American Express Receivables Financing Corporation II and The Bank of New York.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                               American Express Centurion Bank,
                                               on behalf of the American Express
                                               Credit Account Master Trust


                                               By:  /s/ Maureen A. Ryan
                                                    --------------------------
                                               Name:    Maureen A. Ryan
                                               Title:   Assistant Treasurer


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        American Express Receivables Financing
                                          Corporation II
                                        on behalf of the American Express Credit
                                        Account Master Trust


                                        By:   /s/ Leslie R. Scharfstein
                                              ----------------------------------
                                        Name:     Leslie R. Scharfstein
                                        Title:    President


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                                  EXHIBIT INDEX
                                  -------------


Exhibit           Description
-------           -----------

Exhibit 99.01 Assignment No. 7 of Receivables in Additional Accounts, dated as of July 18, 2001, among American Express Centurion Bank, American Express Receivables Financing Corporation II and The Bank of New York.